FIRST AMENDMENT TO 2003 RESTATED CREDIT AGREEMENT AND
                         CONSENT TO OFFERING

          This First Amendment to 2003 Restated Credit Agreement and Consent to Offering (this "Seventh Amendment"), dated as of November 30, 2004, is entered into by and among (a) CADIZ INC. ("Cadiz") (f/k/a Cadiz Land Company, Inc.) in its own capacity and as successor by merger to Cadiz Valley Development Corporation, and CADIZ REAL ESTATE LLC ("CRE"), as co-borrowers (collectively, the "Borrowers"), (b) ING Capital, LLC ("ING") (f/k/a ING Baring (U.S.) Capital LLC and ING Baring (U.S.) Capital Corporation), a Delaware corporation, as administrative agent (in such capacity, the "Administrative Agent"), and (c) the Lender(s) (the "Lenders" and, along with the Administrative Agent, the "Lender Parties") party to that Sixth Amended and Restated Credit Agreement dated as of December 15, 2003 (as amended and restated from time to time, the "Revolving Credit Agreement"), among the Borrowers, the Lenders and the Administrative Agent. This Seventh Amendment amends the Revolving Credit Agreement.

                           R E C I T A L S
                          ----------------

    A.   This Seventh Amendment refers to that certain Revolving Credit
Agreement.

    B. Pursuant to that certain Revolving Credit Agreement, dated as of November 25, 1997 (the "1997 Revolving Credit Agreement"), among Cadiz, the Lenders party thereto and the Administrative Agent, as agent for such Lenders, such Lenders agreed to provide a revolving credit facility to Cadiz Borrower.

    C. Pursuant to that certain First Amendment to Credit Agreement, dated as of September 28, 1999, by and between Cadiz, Lenders and the Administrative Agent (the "First Amendment Agreement"), the parties agreed to amend certain terms of the 1997 Revolving Credit Agreement.

    D. Pursuant to that certain Second Amendment to Credit Agreement, dated as of December 22, 1999, by and between Cadiz, Lenders and the Administrative Agent (the "Second Amendment Agreement"), and the other Second Amendment Documents, as defined in the Second Amendment Agreement (collectively, the "Second Amendment Documents"), the parties agreed to amend certain terms of the 1997 Revolving Credit Agreement, as amended and in effect at that time.

    E. Pursuant to that certain Third Amendment to Credit Agreement, dated as of December 22, 2000, by and between Cadiz Borrower, Lenders and the Administrative Agent (the "Third Amendment Agreement"), as amended by that certain First Amendment to Third Amendment to Credit Agreement dated as of October 22, 2001 between Borrower, Lenders and the Administrative Agent, and the other Third Amendment Documents, as defined in the Third Amendment Agreement (collectively, the "Third Amendment Documents"), the parties agreed to amend certain terms of the 1997 Revolving Credit Agreement, as amended and in effect at that time.

    F. Pursuant to that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2002, by and between Cadiz Borrower, Lenders and the Administrative Agent (the "Fourth Amendment Agreement"), and the other Fourth Amendment Documents, as defined in the Fourth
Amendment Agreement (collectively, the "Fourth Amendment
Documents"), the parties agreed to amend certain terms of the 1997 Revolving Credit Agreement, as amended and in effect at that time.

    G. Pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of March 7, 2002, by and between Cadiz Borrower, Lenders and the Administrative Agent (the "Fifth Amendment Agreement"), and the other documents executed or delivered in connection therewith (collectively, the "Fifth Amendment Documents"), the parties agreed to amend certain terms of the 1997 Revolving Credit Agreement, as amended and in effect at that time;

    H. Pursuant to that certain Sixth Amended and Restated Credit Agreement, dated as of December 15, 2003, by and between Cadiz and CRE, as borrowers, Lenders and the Administrative Agent (the "Sixth Amendment Agreement"), and the other documents executed or delivered in connection therewith (collectively, the "Sixth Amendment Documents"), the parties agreed to amend certain terms of the Revolving Credit Agreement, as amended and in effect at that time.

    I.   Cadiz and CRE have requested that the Revolving Credit
Agreement, as amended and in effect at this time, be amended to reflect the restructuring of the Loan Obligations on the terms set forth herein.

    J. The Lenders and the Administrative Agent are willing to amend the Revolving Credit Agreement, as amended and in effect at this time, on the terms and subject to the conditions and requirements set forth in this Seventh Amendment and the other documents executed or delivered in connection herewith to, among other things,
(a) confirm the obligations of Borrowers in favor of Lenders and Administrative Agent under the Revolving Credit Agreement, as amended and in effect at this time; (b) consent to the Offering, and
(c) provide for the conversion of 99,000 shares of the Series F Preferred Stock issued by Cadiz to the Lenders into 1,711,665 shares of Common Stock; (d) amend the interest rate on the Loan
Obligations; (e) provide for the further extension of the Maturity Date of the Notes and other modifications thereof, (f) provide for the immediate repayment of all outstanding Term Loan Obligations, and (g) establish a $2.4 million credit for use in the Cash
Collateral Account as consideration for the Offering-ING Units, all of the foregoing upon the terms and conditions set forth herein and in the other Seventh Amendment Documents.

    K. The parties acknowledge that the Borrowers have previously fully drawn on the Revolving Loans and the availability provided under the Revolving Credit Agreement and that there are no undrawn Commitments under the Revolving Credit Agreement.

          NOW THEREFORE, in consideration of foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                              AGREEMENT

          SECTION 1.     Definitions.

          All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement, as amended by this Seventh Amendment. The following terms shall have the following meanings when used herein (all terms defined in this Section 1 or in other provisions of this Seventh Amendment in the singular shall have the same meaning in the plural and vice versa).

          "NEW CADIZ SERIES F PREFERRED STOCK CERTIFICATE": means the certificate of Series F Preferred Stock issued by Cadiz to ING pursuant to Section 8 of the Seventh Amendment with the rights, privileges and preferences as set forth in the Revised Preferred Stock Certificate of Designations, in the form as attached hereto in
Exhibit I.

          "OFFERING": means the offering by Cadiz of $20,000,000 to $24,000,000 of its common stock, $0.01 par value, in order (i) to reduce the outstanding balance on the Loan Obligations to $25,000,000 and (ii) to provide additional working capital, which Offering shall be effected pursuant to documentation in form and substance satisfactory to the Administrative Agent in its reasonable discretion.

          "OFFERING MATERIALS CERTIFICATE":  means the Offering
Materials Certificate delivered by the Borrowers to the Administrative Agent in the form as attached hereto in Exhibit J,

          "OFFERING REGISTRATION RIGHTS AGREEMENT":  means the
Offering Registration Rights Agreement in the form as attached hereto in Exhibit K,

          "REGISTRATION RIGHTS AGREEMENT AMENDMENT" means the amendment to the Registration Rights Agreement in the form as attached hereto in Exhibit H.

          "REVISED PREFERRED STOCK CERTIFICATE OF DESIGNATIONS": means the revised Preferred Stock Certificate of Designations issued by Cadiz to ING pursuant Seventh Amendment in the form as attached hereto in Exhibit M, which Revised Preferred Stock Certificate of Designations shall be in form and substance acceptable to ING.

          "REVOLVING CREDIT AGREEMENT" means the Agreement.

          "SEVENTH   AMENDMENT  DOCUMENTS":    means   the   Seventh
Amendment and all of the other documents executed in connection therewith or relating thereto and schedules and exhibits thereto.

          "SEVENTH AMENDMENT EFFECTIVE DATE": means the date on which the conditions specified in Section 7 are satisfied (or waived in writing by the Administrative Agent).

          "TERM LOAN PAYOFF LETTER":  means the Term Loan Payoff
Letter among the parties hereto in the form as attached hereto in Exhibit N,

          SECTION 2.     AMENDMENTS.

          Subject to the satisfaction of the conditions precedent specified in Section 7 hereof, and effective as of the Seventh
Amendment Effective Date, the Revolving Credit Agreement shall be amended as follows:

     Section 2.01 References in the Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended and in effect from time to time, including as amended by the Seventh Amendment and the Seventh Amendment Documents.

     Section 2.02 Section 1.01 of the Revolving Credit Agreement shall be amended by deleting and replacing the current definitions of "Agreement", "Loan Documents", "Permitted Investments", "Maturity
Date" and "PIK Portion Rate" with the following:

          "AGREEMENT" means the Sixth Amended and Restated Credit
          Agreement, dated as of December 15,2003, among Borrowers, the Lenders party hereto, and the Administrative Agent, as amended and in effect from time to time.

          "LOAN DOCUMENTS": means this Agreement, each Security Document, each Note, the First Amendment Agreement, the Second Amendment Documents, the Third Amendment Documents, the Fourth Amendment Documents, the Fifth Amendment Documents, the Sixth Amendment Documents and the Seventh Amendment Documents, and any other document, instrument or agreement delivered, executed or to be executed under or in connection with any of the foregoing.

          "MATURITY DATE" means March 31, 2010.

          "PERMITTED INVESTMENTS" means:

               (a)  Cash Equivalents;

               (b)  transactions permitted pursuant to the
               provisions of Sections 5.10 and 5.11 hereof; and

               (c) acquisitions (by merger or purchase of assets) where 100% of the purchase price is paid in equity of the Borrowers, provided, however, that (i) any such acquisition must be reasonably acceptable to the Lender Parties and (ii) any equity interests so acquired must be pledged to the Administrative Agent as provided in Section 5.10 of the Agreement.


          "PIK PORTION RATE " means (a) for the period between the Seventh Amendment Effective Date and March 31, 2008, 4% and (b) for all Interest Periods from and after April 1, 2008, 6%.

     Section 2.03 Section 1.01 of the Revolving Credit Agreement shall be amended by adding the following definitions:

          "ING-OFFERING CASH COLLATERAL" has the meaning ascribed to such term in Section 2.27 of the Agreement.

          "MANDATORY WARRANT PREPAYMENT" has the meaning ascribed to such term in Section 2.21(e) of the Agreement.

          "OFFERING" has the meaning ascribed to such term in the Seventh Amendment.

          "OFFERING-ING COMMON STOCK" has the meaning ascribed to such term in Section 2.27 of the Agreement.

          "OFFERING-ING UNITS" means, collectively, the Offering-ING Common Stock and the Offering-ING Warrants.

          "OFFERING-ING WARRANTS" has the meaning ascribed to such term in Section 2.27 of the Agreement.

          "OFFERING WARRANTS" means any warrants and other equity interests (excluding Common Stock of Cadiz Borrower) issued under the Offering, including, but not limited to, the Offering-ING Warrants.

          "REPAYMENT FEE" means (a) in the event that ING (or ING's nominee, as the case may be) does not sell, in its sole discretion, all of its Offering-ING Units to any Entity on or before March 31, 2005, an amount equal to the amount of any remaining ING-Offering Cash Collateral after application of Section 2.28(a) of the Agreement, and (b) if ING (or ING's nominee, as the case may be), in its sole discretion, sells all of its Offering-ING Units to any Entity (but excluding any sale or transfer to any Affiliate of ING) on or before March 31, 2005, an amount equal to the amount of any remaining ING-Offering Cash Collateral after application of Sections 2.28(a) and 2.28(b) of the Agreement.

          "REQUIRED CASH COLLATERAL AMOUNT" means, as of any Interest Payment Date, an amount in cash equal to the Cash Portion due on all Loans on the next Interest Payment
          Date.

          "SEVENTH AMENDMENT" means that certain First Amendment to 2003 Restated Credit Agreement and Consent to Offering, dated as of November 30, 2004, by and among (a) the Borrowers, as borrowers, (b) the Lenders, as lenders, and
          (c) the Administrative Agent, as administrative agent.

          "SEVENTH AMENDMENT DOCUMENTS" has the meaning ascribed to such term in the Seventh Amendment.

          "SEVENTH AMENDMENT EFFECTIVE DATE" has the meaning ascribed to such term in the Seventh Amendment.

     Section 2.04 Section 1.01 of the Revolving Credit Agreement shall be amended by deleting the definitions of "FIRST EXTENSION
REQUIREMENTS", "MaxIMUM CASH COLLATERAL AMOUNT", "SECOND EXTENSION REQUIREMENTS", and "THIRD EXTENSION REQUIREMENTS".

     Section 2.05 The Revolving Credit Agreement shall be amended by deleting Section 2.01 in its entirety and inserting the following revised Section 2.01 in lieu thereof:

               (a) TRANCHE A LOANS. The parties hereby acknowledge and agree that each Lender has made loans (the "Tranche A Loans") to the Borrowers from time to time during the Availability Period in an aggregate principal amount equal to each Lender's Tranche A Commitment. The parties hereby further acknowledge and agree that prior to the Seventh Amendment Effective Date, the Borrowers have borrowed the principal amount of $15,020,000 of Tranche A Loans from the Lenders and, as of the Seventh Amendment Effective Date the principal amount of $15,000,000 of Tranche A Loans remains outstanding. Each Lender's Tranche A Loans are the joint and several obligation of the Borrowers to repay such Tranche A Loans and are evidenced by a revised and restated Tranche A Loan Note payable to the order of such Lender, and, as of the Seventh Amendment Effective Date, has been duly and validly executed and delivered by the Borrowers, payable to the order of such Lender, which Tranche A Loan Note shall replace the Tranche A Loan Note issued in connection with the Sixth Amendment Documents. Each Revolving Loan Note shall be dated as of the Seventh Amendment Effective Date (or the later date of any Assignment and Acceptance). The Borrowers acknowledge and agree that the principal amount of Tranche A Loans outstanding on the Seventh Amendment Effective Date is equal to $15,000,000.

               (b) TRANCHE B LOANS. The parties hereby acknowledge and agree that each Lender has made loans (the "Tranche B Loans") to the Borrowers from time to time during the Availability Period in an aggregate principal amount equal to each Lender's Tranche B Commitment. The parties hereby further acknowledge and agree that prior to the Seventh Amendment Effective Date, the Borrowers have borrowed the principal amount of $10,000,000 of Tranche B Loans from the Lenders, which Tranche B Loans remain outstanding on the Seventh Amendment Effective Date. Each Lender's Tranche B Loans are the joint and several obligation of the Borrowers to repay such Tranche B Loans and are evidenced by a revised and restated Tranche B Loan Note payable to the order of such Lender, and, as of the Seventh Amendment Effective Date, has been duly and validly executed and delivered by the Borrowers, payable to the order of such Lender, which Tranche B Loan Note shall replace the Tranche B Loan Note issued in connection with the Sixth Amendment Documents. Each Note shall be dated as of the Seventh Amendment Effective Date (or the later date of any Assignment and Acceptance). The Borrowers acknowledge and agree that the principal amount of Tranche B Loans outstanding on the Seventh Amendment Effect Date is equal to $10,000,000.

     Section 2.06 Section 2.12 of the Revolving Credit Agreement shall be amended by adding the following sentence at the end of the current Section 2.12:


          In addition to any other obligations provided herein, on the date on which the Revolving Loan Obligations are being paid in full, the Borrowers shall satisfy the Repayment
          Fee as provided in Section 2.28(c) hereof.

     Section 2.07 The Revolving Credit Agreement shall be amended by deleting Subsection 2.14(a) in its entirety and inserting the following revised Subsection 2.14(a) in lieu thereof:

               (a) In its sole discretion, as provided in this section, Borrowers may elect to pay accrued interest on a Borrowing on an Interest Payment Date (or, in the case of a prepayment under Section 2.11 of the Agreement, on the Prepayment Date) for such Borrowing either:

                    (i) at the PIK&Cash Payment Rate through the remittance of both (A) the Cash Portion, which is a payment in cash corresponding to an interest rate of 4% per annum plus (B) the PIK Portion, which is the payment in kind (the payment of interest in the form of additional principal added to the applicable Note) corresponding to an interest rate equal to the PIK Portion Rate (such election, a "PIK&Cash Payment Election"); or

                    (ii) at the Cash Payment Rate through the remittance of the Cash Payment Amount, which is a payment on cash corresponding to an interest rate of 8% (such election, a "Cash Payment Election").

     Section 2.08 The Revolving Credit Agreement shall be amended by deleting Section 2.16 in its entirety and inserting the following revised Section 2.16 in lieu thereof:

            Section 2.16.  CASH COLLATERAL ACCOUNT

          . In accordance with Section 4.01, the Cadiz Borrower has agreed to establish the Cash Collateral Account and to grant to Lenders perfected first priority security interests therein, all upon the terms and subject to the terms and conditions of the Cash Collateral Account Agreement. Subject to the terms of this Section 2.16 and Sections 2.27 and 2.28 of the Agreement, the Lender Parties may utilize the amount (or any portion thereof) in the Cash Collateral Account as provided in the Cash Collateral Account Agreement. Subject to the restrictions on the use and application of the ING-Offering Cash Collateral, to the extent that the amount in the Cash Collateral Account exceeds the Required Cash Collateral Amount, the Borrowers may utilize such excess (or any portion thereof) to pay the interest payments next due on the Loan Obligations, and if all interest due and owing has been paid, to pay amounts due under the Agreement in accordance with the application of proceeds provisions of
          Section 2.21(c) of this Agreement. On each Interest Payment Date after the Seventh Amendment Effective Date, and during each Interest Period after the after the Seventh Amendment Effective Date, to the extent that the amount in the Cash Collateral Account is less than the Required Cash Collateral Amount, then the Borrowers immediately shall deposit the amount of such deficiency into the Cash Collateral Account, with the amount in such account subject to the Cash Collateral Account Agreement and this Agreement. Provided that no Event of Default has occurred and is continuing, but subject to the terms of Sections 2.27 and 2.28 of this Agreement, on the final Maturity Date, Cadiz Borrower may utilize any remaining cash in the Cash Collateral Account to repay the Loan Obligations in accordance with the application of proceeds provisions of Section 2.21(c) of this Agreement.


     Section 2.09 The Revolving Credit Agreement shall be amended by deleting Subsection 2.21(a) in its entirety and inserting the following revised Subsection 2.21(a) in lieu thereof:

               (a) CERTAIN MANDATORY PREPAYMENTS FOR EQUITY CONTRIBUTION. Subject to Sections 2.21(b) and (e) below, to the extent, if any, that either Borrower raises, collects, or receives, proceeds (whether cash or otherwise) from any Equity Issuance in any manner after the Seventh Amendment Effective Date, then the Borrowers shall prepay the Loan Obligations in an aggregate amount equal to 35% of such cumulative gross proceeds to prepay the Lender's outstanding Loan Obligations (such amount of proceeds, the "MANDATORY EQUITY PREPAYMENT").

     Section 2.10 Section 2.21 of the Revolving Credit Agreement shall be amended by adding the following new subsections (e), (f) and (g) at the end of such Section 2.21.

               (e) OFFERING WARRANTS. Unless ING (or ING's nominee, as the case may be), in its sole discretion, sells all of its Offering-ING Units to any Entity (but excluding any sale or transfer to any Affiliate of ING) on or before March 31, 2005, to the extent that either Borrower raises, collects, or receives, proceeds from the exercise of any Offering Warrants in any manner after the Seventh Amendment Effective Date, then the Borrowers shall prepay the Loan Obligations in an aggregate amount equal to 100% of such cumulative gross proceeds to prepay the Lender's outstanding Loan Obligations (such amount of proceeds, the "MANDATORY WARRANT PREPAYMENT"). All proceeds of the Mandatory Warrant Prepayments shall be applied toward the mandatory prepayment required under
          Section 2.21(f) of the Agreement. If ING (or ING's nominee, as the case may be), in its sole discretion, sells all of its Offering-ING Units to any Entity (but excluding any sale or transfer to any Affiliate of ING) on or before March 31, 2005, then from and after the date that ING (or ING's nominee, as the case may be) actually receives the proceeds of such sale the additional prepayment requirements set forth in this Section 2.21(e) will thenceforth cease to be in effect, but the other sections in Section 2.21 of the Agreement shall remain effective (including, without limitation, the provisions of Section 2.21(a)).

               (f) MANDATORY PREPAYMENT OF $10 MILLION OF TRANCHE A LOANS ON OR BEFORE MARCH 31, 2008. In addition to any other payments or prepayments required to be made under the Loan Documents, after the Seventh Amendment Effective Date and prior to or on March 31, 2008 the Borrowers shall make a $10,000,000 principal payment to the Administrative Agent on account of the Loans, which $10,000,000 principal prepayment shall be applied in the manner set forth in Subsection (c)(iii) and (iv) of Section 2.21(c) of the Agreement; provided, however, that the foregoing $10,000,000 mandatory repayment amount required under this
          Section 2.21(f) of the Agreement shall be reduced by the total amount of prepayments under Sections 2.11 and 2.21(a) made prior to March 31, 2008; provided, further, that such mandatory repayment under this Section 2.21(f) shall not be reduced below $0..

               (g) REDUCTION IN COMMITMENTS. All payments of principal under Section 2.21 of the Agreement shall effect a permanent reduction of (a) the Tranche A Commitments in an amount equal to the principal amount of the Tranche A Loans so prepaid, and (b) the Tranche B Commitments in an amount equal to the principal amount of the Tranche B Loans so prepaid. Any reduction of the Commitments required under this Section 2.21(g) shall apply as a proportional and permanent reduction of the Commitments of each of the Lenders. If the aggregate outstanding principal amount of the Loans exceeds the Commitments, Borrowers shall immediately prepay such Loans to the extent necessary to eliminate such excess.

     Section 2.11 The Revolving Credit Agreement shall be amended by deleting Section 2.27 in its entirety and inserting the following revised Section 2.27 and new Section 2.28 in lieu thereof:

          Section 2.27. OFFERING OPTION FOR ING AND UTILIZATION OF PROCEEDS OF SUCH OFFERING TO SATISFY CASH PORTION FOR CERTAIN INTEREST PERIODS. The Lenders and the Administrative Agent hereby grant the Borrowers the following option, and the Borrowers hereby exercise such option: notwithstanding anything else contained in this Agreement, (a) the Borrowers shall deliver on the Seventh Amendment Effective Date (i) to the transfer agent for the Cadiz Common Stock irrevocable instructions for the delivery to ING (or ING's nominee) of a stock certificate representing 200,000 shares of Common Stock of Cadiz Borrower underlying 40,000 units under the Offering, which units shall have an aggregate value of $2,400,000 under the Offering (the "OFFERING-ING COMMON STOCK"), and (ii) to ING (or ING's nominee) of warrants (the "OFFERING-ING WARRANTS") to purchase 40,000 shares of Cadiz Common Stock and other rights provided to a subscriber of $2,400,000 worth of units under the Offering, (b) in exchange for the Offering-ING Units, ING shall grant a $2,400,000 credit to be utilized for obligations arising under the Agreement solely as provided in Section 2.28 of the Agreement (the "ING-OFFERING CASH COLLATERAL"), and (c) for each of the five Interest Periods between the Seventh Amendment Effective Date and the Interest Period ending on March 31, 2007, the Borrowers have elected to make, and shall be deemed to have made for purposes of Section 2.14 of the Agreement, the PIK&Cash Payment Election. The ING-Offering Cash Collateral shall be reflected as a deemed deposit into the Cash Collateral Account and shall be credited in calculating whether the Borrowers should deposit further cash into the Cash Collateral Amount to satisfy the Required Cash Collateral Amount requirement set forth in Section 2.16 of the Agreement. ING (or ING's nominee,as the case may be) shall be treated as a purchaser under the Offering (and all documents, agreements, certificates arising in connection therewith) of all Offering-ING Units and shall be entitled to receive a duly executed subscription agreement, warrant certificate and the Offering Registration Rights Agreement in respect thereof. As of any date, the sole evidence of the amount, if any, of the ING-Offering Cash Collateral shall be a record maintained by the Administrative Agent setting and shall be conclusive as among the Borrowers, the Administrative Agent and the Lenders absent manifest error.

          Section 2.28. USE AND APPLICATION OF ING-OFFERING CASH COLLATERAL. The ING-Offering Cash Collateral shall be utilized solely in respect of Revolving Loan Obligations and solely as follows: (a) prior to any other application of the ING-Offering Cash Collateral as provided in Sections 2.28(b) or (c) of the Agreement, the Borrowers shall utilize the ING-Offering Cash Collateral to satisfy, to the extent available, the payment of the Cash Portion interest when due under the Agreement, and the amount of ING-Offering Cash Collateral shall be reduced by the amount so utilized, (b) if ING (or ING's nominee, as the case may be), in its sole discretion, sells its Offering-ING Units to any Entity (but excluding any sale or transfer to any Affiliate of ING) on or before March 31, 2005, then in any subsequent prepayment-in-full or repayment-in-full of the Revolving Loan Obligations, the Borrowers may utilize the ING-Offering Cash Collateral (to the extent not previously utilized to satisfy the Cash Portion interest obligation as provided in Section 2.28(a) of the Agreement) to satisfy the Revolving Loan Obligations, and the amount of ING-Offering Cash Collateral shall be reduced by the amount so utilized, and
          (c) on any date on which all of the Revolving Loan Obligations are being paid in full, the Borrowers shall utilize the remaining ING-Offering Cash Collateral to satisfy the Repayment Fee and the amount of ING-Offering Cash Collateral shall be reduced by the amount so utilized. Notwithstanding anything to the contrary herein, at no time shall either the Administrative Agent, ING (or its nominee) or any of the Lenders be required to deposit moneys into the Cash Collateral Account or be transferred to either of the Borrowers or any other party as a result of the any of the matters set forth in Sections 2.27 or 2.28 of the Agreement.

     Section 2.12 Section VII of the Revolving Credit Agreement shall be amended by (a) deleting the "or" at the end of subclause VII(q), and (b) adding the following new clauses VII(s) and (t) as follows:

               (s) the failure of Cadiz Borrower (or the transfer agent for the Common Stock of Cadiz Borrower) to deliver to ING on or before the tenth (10) Business Day after the Seventh Amendment Effective Date both (i) a stock certificate representing 1,711,665 shares of Common Stock of Cadiz Borrower issuable upon the conversion of Series F Preferred Stock as provided in Section 8 of the Seventh Amendment, and (ii) a stock certificate representing 200,000 shares of Common Stock of Cadiz Borrower, which is the Offering-ING Common Stock issuable in accordance with
          Section 2.27 of the Agreement;

               (t) The failure to of the Borrowers to maintain Cash in the Cash Collateral account in the amount required under Section 2.16 of the Agreement, which failure has not been cured within three (3) days after the due date thereof;


          SECTION 3.     CONSENT.

          Subject to, and effective as of, the occurrence of the Seventh Amendment Effective Date, the Lender Parties consent to the Offering. Except as expressly provided herein, the Lender Parties and the Borrowers agree that (a) this consent does not affect in any way the Lender Parties' security interests, rights and remedies as provided under the Security Documents and the other Loan Documents,
(b) the Lender Parties have expressly reserved any and all of its rights and remedies, including under the Loan Documents and under applicable law, waiving none of its rights by the execution of this consent, and (c) this consent is also without prejudice to, and shall not act as a waiver of, any of the Lender Parties' rights and remedies with respect to any Default or Event of Default which may have occurred and which may be continuing.


          SECTION 4.     CERTAIN ACKNOWLEDGEMENTS.

          The Borrower hereby expressly acknowledges and agrees that as of the Seventh Amendment Effective Date, the outstanding principal under the Loan Documents is in the amount of $25,000,000.00.


          SECTION 5.     NO SATISFACTION.

          The Borrower hereby expressly acknowledges and agrees that nothing in this Seventh Amendment or in any document or instrument executed in connection with or pursuant to this Seventh Amendment shall constitute a satisfaction of or a novation as to all or any portion of Borrowers' indebtedness under the Revolving Credit Agreement. Borrower hereby unconditionally reaffirms, reconfirms and restates its obligation to pay in full the indebtedness arising under the Revolving Credit Agreement or any of the Loan Documents to the Administrative Agent and/or the Lenders, as the case may be, the Revolving Loan Obligations or the other or Loan Obligations. Borrowers as to the Revolving Loan Obligations and the other or Loan Obligations hereby further acknowledges and agrees that it has no defenses to the enforcement of such obligations (or any portion thereof), nor any counter-claims or claims of offset whatsoever with respect to the Revolving Loan Obligations and/or the other or Loan Obligations and that neither this Seventh Amendment nor the consummation of the transactions contemplated herein will give rise to any such defenses, counter-claims or claims of offset.


          SECTION 6.     REPRESENTATIONS AND WARRANTIES; UNDERTAKINGS.

          The Borrower represents and warrants to the Lender Parties that the representations and warranties set forth in Loan Documents are true and complete in all material respects on the date hereof as if made on and as of the date hereof (except to the extent any such representation and warranty stated to relate to a specific earlier date is true and correct as of such earlier date) and as if each reference therein to that document included reference to the Loan Documents as amended from time to time (including as amended by the Seventh Amendment Documents). The Borrower further represents and warrants that (a) it is in compliance with all of the affirmative, negative and financial covenants set forth in the Loan Documents as of the date hereof, (b) all audited financial statements and all financial statements provided to the Securities and Exchange Commission (as part of filings on Form 10-K, Form 10-Q or other SEC forms) delivered to the Administrative Agent through the date hereof have been complete and correct in all material respects and fairly presented the financial condition of the Borrower and their Subsidiaries as at such dates and the results of its operations for the periods covered thereby, all in accordance with GAAP consistently applied, (c) on the date hereof no Event of Default or default (other than those that have been previously cured or waived) under any Revolving Credit Document has occurred, (d) the execution and delivery by it of this Seventh Amendment and the other Seventh Amendment Documents has been duly authorized by all requisite corporate action (including, but not limited to, any consent required to be obtained by any shareholder), and it has obtained or will obtain prior to the Seventh Amendment Effective Date any required approvals of third parties for the execution and delivery of such documents, (e) Administrative Agent and the Lenders have performed or complied with all material obligations required to be performed or complied with by it under the Loan Documents and, as of the date hereof, there are no amounts due and owing by Administrative Agent or the Lenders under the Loan Documents, (f) to the Borrower's knowledge, upon due inquiry, Administrative Agent and the Lenders have not engaged in any acts, conduct or omissions that could result in the Administrative Agent and the Lenders receiving a smaller distribution on account of the Revolving Loan Obligations, and (g) all shares of Common Stock to be issued under the Offering-ING Warrants have been duly and validly reserved and all such shares, as well as the shares of Common Stock that will be issued to ING on the date hereof pursuant to Sections 2.27 and 8 hereof are not subject to any preemptive or similar rights (whether arising by contract, law, charter documents or otherwise), other than as may arise in favor of ING pursuant to the Series F Certificate of Designations. Each of the parties hereto represents and warrants that such party has full authority and legal power to execute this Seventh Amendment and each of the other Seventh Amendment Documents that it has executed and that this Seventh Amendment and each of the Loan Documents (as amended by the Seventh Amendment Documents) constitute valid and binding obligations of such party.


          SECTION 7.     CONDITIONS PRECEDENT.

          This Amendment shall become effective on the date on which the Administrative Agent shall notify the Borrowers that the following conditions have been satisfied in the Administrative
Agent's sole discretion:

     A. the Administrative Agent shall have received counterparts of this Seventh Amendment and the other Seventh Amendment Documents (in recordable form, where appropriate) duly executed and delivered by the Borrower in form and substance satisfactory to Administrative Agent (in Administrative Agent's absolute discretion), including, but not limited to, the following:

          (1)  this Seventh Amendment;

          (2)  The Amended and Restated Tranche A Revolving
               Credit Note between Borrowers and ING, in the form as attached hereto in Exhibit A;

          (3)  The Amended and Restated Tranche B Revolving
               Credit Note between Borrowers and ING in the form as attached hereto in Exhibit B;

          (4)  Sixth Amended and Restated Pledge and Security
               Agreement between Borrowers and ING, in the form as attached hereto in Exhibit C;

          (5)  Sixth Modification of the Revolver Deed of
               Trust, in the form as attached hereto in Exhibit D;

          (6)  Sixth Modification of the Revolver SWFG Deed of
               Trust, in the form as attached hereto in Exhibit E;

          (7)  Sixth Modification of the Revolver Piute Deed of
               Trust, in the form as attached hereto in Exhibit F;

          (8)  a copy of the Revised Preferred Stock
               Certificate of Designations evidencing to the satisfaction of the Lender Parties that such document has been properly filed with the Secretary of State of the State of Delaware;

          (9)  The 1934 Act Compliance Letter duly executed by
               Cadiz, in the form as attached hereto in Exhibit G;

          (10) The Registration Rights Agreement Amendment in the form as attached hereto in Exhibit H;

          (11) The New Cadiz Series F Preferred Stock
               Certificate in the form attached hereto as Exhibit I;

          (12) The Offering Materials Certificate in the form attached hereto as Exhibit J;

          (13) The Offering Registration Rights Agreement in the form attached hereto as Exhibit K;

          (14) The Offering-ING Warrants in the form attached hereto as Exhibit L; and

          (15) a copy of the instructions given to the transfer agent for the Cadiz Common Stock evidencing to the satisfaction of the Lender Parties that such transfer agent has been irrevocably instructed to issue (a) shares of Common Stock of Cadiz to ING in accordance with Section 8 hereof and (b) shares of Common Stock of Cadiz to ING in accordance with
               Section 2.27 of the Agreement;

     (B) Each of the Borrowers, to the extent that it is a party thereto, shall have confirmed in writing that the following documents remain valid and binding agreements and/or instruments, which written confirmation is in form and substance satisfactory to the Administrative Agent, in its sole discretion, and that Borrowers and, as applicable, their Participating Subsidiaries remain bound by the terms and provisions of the following documents:

          (1) the Pledge and Security Agreement and the Mortgages, and/or any amendments to any such existing Loan Documents;

          (2)  the Cadiz Reaffirmation Agreement; and

          (3) the other Loan Documents, as amended from time to time.

     C. the Administrative Agent shall have received an opinion from each of the Borrowers' counsel in form and substance satisfactory to the Administrative Agent (A) that such Borrower is in good standing in the States of Delaware and California, (B) as to the due authorization, execution and delivery of this Seventh Amendment, the other Seventh Amendment Documents and the other Loan Documents, (C) that this Seventh Amendment, the other Seventh Amendment Documents and the other Loan Documents constitute valid, binding and enforceable obligations of such Borrower, and (D) as to such other matters as the Administrative Agent shall reasonably request, in form and substance reasonably satisfactory to such Borrower and the Lender Parties;

     D. ING shall have received payment in full of the Term Loan Obligations through the receipt of $10,976,675.92, which payment shall be made by the Borrowers from the proceeds of the Offering;

     E. The Borrowers shall have paid the Administrative Agent the principal amount of $2,074,678 as a repayment of a portion of the Revolving Loan Obligations. After giving effect to such repayment, the outstanding principal balance of the Revolving Loan Obligations shall be $25,000,000.00;

     F. the Administrative Agent shall have received certified copies of the resolutions (in form and content satisfactory to Administrative Agent) of the Board of Directors of Cadiz approving and authorizing this Seventh Amendment and the other Seventh Amendment Documents, and the effectuation of the transactions contemplated herein and/or therein, as the case may be, and any and all actions to be taken by Borrowers in furtherance and in connection with this Seventh Amendment and/or the other Seventh Amendment Documents;

     F. the Administrative Agent shall have received from the Delaware Secretary of State a Certificate of Good Standing with respect to each of the Borrowers and a certificate evidencing that each Borrower is qualified to do business in California, all of which certificates must be in form and content satisfactory to Administrative Agent;

     G. the Administrative Agent shall have received certificates (in form and content satisfactory to Administrative Agent) of the Chief Executive Officer of each Borrower, certifying as to the names and signatures of the officers authorized to sign this Seventh Amendment and the other documents to be executed and delivered on its behalf pursuant to this Seventh Amendment;

     H. to the best of Borrower's knowledge, all real property taxes with respect to the property encumbered by any of the ING Collateral, as well as all real property taxes affecting the property encumbered by any and all deeds of trust pledged or assigned to Administrative Agent as security for the Revolving Loan Obligations (or any of them), shall have been paid prior to the date any fine, penalty, interest, late-charge or loss may be added to such taxes or charged against such real property or other ING Collateral for the non-payment or late-payment of such taxes;

     I. Each Borrower shall have caused appropriate officers of Borrower to execute and deliver to Administrative Agent such additional certificates with respect to matters relating to the transactions contemplated herein as Administrative Agent may require;

     J. Each Borrower shall have executed and delivered or caused the appropriate third parties to execute and/or deliver (in recordable form, where appropriate, and otherwise in form and content satisfactory to Administrative Agent) such other documents, instruments, agreements and writings as Administrative Agent may require in connection with the creation or continuation of any security interest(s) granted to Administrative Agent in furtherance of the transactions contemplated by this Seventh Amendment or as Administrative Agent may otherwise require in connection with the consummation of such transactions (including, without limitation, estoppel certificates, guaranty waivers, security agreements; pledges; assignments; subordination agreements; endorsements; certificates; certifications; reports; and studies);

     K. the Borrowers shall have paid to the Administrative Agent all interest that accrued under the Revolving Credit Agreement through and including the Seventh Amendment Effective Date in the amount of $367,012.30 as of November 30, 2004 plus a per diem amount at the rate of $8,563.62 for each day that the Seventh Amendment Effective Date occurs after November 30, 2004 (which per diem rate includes amounts due under the Term Loan Obligations and Revolving Loan Obligations); and

     L. The representations and warranties of each Borrower set forth in this Seventh Agreement and each other Seventh Amendment
Document shall be true and correct on and as of the Seventh
Amendment Effective Date.

     M. No Default shall have occurred and be continuing after giving effect to the transactions set forth in this Seventh
Amendment and the other Seventh Amendment.

     N. After giving effect to the transactions set forth in this Seventh Amendment and the other Seventh Amendment Documents, each Borrower shall have performed or observed and be continuing to perform each term, covenant or agreement contained in any Loan Document.

     O. The Administrative Agent shall have received all fees, preferred stock, common stock and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

     P. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the Transaction, the financing contemplated hereby and the continuing operations of the Borrowers shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions or the financing under the Seventh Amendment.

     Q. the Lender Parties shall have received a "date down and modification" endorsement to each of the mortgagee title insurance policies (collectively, the "TITLE POLICIES") issued for the benefit of the Lender Parties with respect to the Cadiz Deeds of Trust, and the CVDC Deeds of Trust, which endorsements shall (i) be issued by the Chicago Title Insurance Company for the benefit of the Lender and its successors and assigns, (ii) insure the amendments to the Cadiz Deeds of Trust and the CVDC Deeds of Trust required to be delivered pursuant to Section 7 of the Seventh Amendment and the continued priority of the Cadiz Deeds of Trust and the CVDC Deeds of Trust granted to the Lender, (iii) confirm that all real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and the CVDC Deeds of Trust have been paid prior to the date of the Title Policies, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes, (iv) be otherwise in form and substance satisfactory to the Lender in its sole discretion;

     R. all real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and the CVDC Deeds of Trust have been paid prior to the date of the Title Policies, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes, and

     S. the Lender Parties shall have received confirmation, in form and substance satisfactory to the Lender Parties, that
(i) Borrowers have paid (a) all premiums for the endorsements to the Title Policies required pursuant to Section 7(Q) hereof, (b) all recording and filing fees relating to the recording of the Revolver Deeds of Trust required to be delivered pursuant to this Section 7 of this Seventh Amendment, and (c) amounts sufficient to satisfy all real property taxes with respect to the property encumbered by the Revolver Deeds of Trust and Mortgages, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes, to Chicago Title Insurance Company with instructions to utilize such funds to pays such taxes, fines, penalties, interest, late charges or similar fines or penalties, and
(ii) all amendments to the Revolver Deeds of Trust and Mortgages required to be delivered pursuant to this Section 7 of this Seventh Amendment, each in form and substance satisfactory to Administrative Agent and as executed and ready for recordation, have been duly delivered to Chicago Title Insurance Company;

     T. the Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request;

     U. each of the Borrowers and the Lender Parties shall have delivered to each other, each (as applicable) as executed by such
party:   (i) the Term Loan Payoff Letter in the form as attached
hereto in Exhibit N; (ii) the Waiver of Certain Preemptive Rights in the form as attached hereto in Exhibit O; and (iii) the Subscription Agreement in the form as attached hereto in Exhibit P; and

     V. each of the items required to be effected and delivered under Section 8 hereof has contemporaneously occurred with the occurrence of the Seventh Amendment Effective Date.

Each of the conditions set forth in this Section 7 shall be waivable by Administrative Agent in its sole and absolute discretion, it being understood and agreed that any such waiver shall only be valid if made in writing by Administrative Agent.

For purposes of the payments referenced in Subsections (D), (E) and
(K) of this Section 7, each of the parties hereto acknowledge and agree that the Borrowers shall utilize the $700,000 currently in the Cash Collateral Account, which amount shall be transferred from the Cash Collateral Account to the Administrative Agent (as it so directs) as a partial payment of such obligations.

     SECTION 8.     CONVERSION OF SERIES F SHARES.

     Section 8.01 OBLIGATIONS OF ING ON SEVENTH AMENDMENT EFFECTIVE DATE, On the Seventh Amendment Effective Date, ING, in its capacity as the holder of the Cadiz Series F Preferred Stock Certificate, shall (a) deliver to Cadiz on the Unanimous Written Consent of Series F Holders, in the form as annexed hereto as Exhibit Q, (b) exercise its right to convert 99% of the Series F Shares that it holds to Common Stock of Cadiz in accordance with the terms of the Revised Preferred Stock Certificate of Designations, and (c) in connection with the conversion described in Section 8.01(b), deliver its original Cadiz Series F Preferred Stock Certificate to Cadiz in exchange for the 1,711,665 shares of Common Stock of Cadiz and 1,000 shares of Cadiz Series F Preferred Stock.

     Section 8.02 OBLIGATIONS OF CADIZ ON SEVENTH AMENDMENT EFFECTIVE DATE. On the Seventh Amendment Effective Date, Cadiz shall, in connection with the conversion described in Section 8.01(b), (a) deliver evidence that it has irrevocably instructed the transfer agent for Cadiz Common Stock to issue 1,711,665 shares of Common
Stock of Cadiz to ING, and (b) deliver to ING 1,000 shares of Cadiz Series F Preferred Stock in the form of the New Cadiz Series F
Preferred Stock Certificate.


     SECTION 9.     DELIVERY OF TERM LOAN PAYOFF LETTER.

          Upon the occurrence of the Seventh Amendment Effective Date, the Lender Parties shall deliver the Term Loan Payoff Letter to the Borrowers as executed by the Lender Parties. On or as soon as practicable after the ninety-first day after the Seventh Amendment Effective Date, the Lender Parties shall release any Security Documents that solely secured the repayment of Term Loan Obligations. Notwithstanding the prior sentence, any Security Documents that secure, in whole or in part, the Revolving Loan Obligations shall not be subject to the provisions of the prior sentence and such Security Documents shall remain in full force and effect with respect to the Revolving Loan Obligations.


     SECTION 10.    GENERAL RELEASE.

          In consideration of the amendments, waivers, consents, and the other terms and provisions of this Seventh Amendment and the other Seventh Amendment Documents, Borrower, on behalf of itself, its agents, successors, assigns, subsidiaries, partners and Affiliates hereby fully release and forever discharge the Administrative Agent, the Lenders and each of their agents, consultants, heirs, successors, assigns, Affiliates, directors, officers, employees, shareholders, executives, servants, attorneys, accountants, representatives and other related persons (collectively, the "Released Parties") from any and all rights, claims, demands, actions, causes of action, costs, losses, suits, liens, debts, damages, judgments, executions and demands of every nature, kind and description whatsoever, whether now known or unknown, either at law, in equity or otherwise, which Cadiz or any of its agents, successors, assigns, subsidiaries, partners and/or Affiliates ever had or may have against the Administrative Agent, the Lenders or the other Released Parties, including, without limitation, all claims arising under or in connection with the Loans, the other Revolver Obligations, the Revolving Credit Agreement, the Seventh Amendment Documents, the other Loan Documents, and/or in connection with the dealings between the parties up to and including the closing of the transactions contemplated in this Seventh Amendment and all claims which have arisen or may arise in any other way whatsoever; provided that nothing herein shall be deemed to release the Administrative Agent, the Lenders or any other Released Party from any liability or obligations arising in connection with facts or circumstances which occur or arise for the first time after the Seventh Amendment Effective Date of the transaction contemplated by this Seventh Amendment.

          It is further understood and agreed that the foregoing general release extends to all claims of every kind and nature whatsoever, known, suspected or unsuspected, liquidated or contingent, foreseen or unforeseen, and Cadiz and its agents, successors, assigns, subsidiaries, partners and Affiliates hereby waive all rights under Section 1542 of the California Civil Code.
Section 1542 of the California Civil Code provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH DEBTOR."


     SECTION 11.    WAIVER OF ANTI-DEFICIENCY PROTECTION.

          Each Borrower hereby waives, as to this Seventh Amendment and any and all Loan Documents heretofore executed in connection with any of the Loans, the other Revolving Loan Obligations, the Agreement, the Seventh Amendment Documents, and the other Loan Documents, any defense, protection or right under:

          (a)  California Code of Civil Procedure ("CCP") Section
580(d) concerning the bar against rendition of a deficiency judgment after foreclosure under a power of sale;

          (b) CCP Section 580(a) purporting to limit the amount of a deficiency judgment which may be obtained following exercise of a power of sale under a deed of trust; and

          (c) CCP Section 726 concerning exhaustion of collateral, the form of foreclosure proceedings with respect to real property security located in California and otherwise limiting the amount of a deficiency judgment which may be recovered following completion of judicial foreclosure by reference to the "fair value" of the foreclosed collateral.


     SECTION 12.    ADVICE OF COUNSEL.

          Each of the parties acknowledges that it has entered into this Seventh Amendment and the other Seventh Amendment Documents voluntarily and that it has had the full opportunity to obtain and consult with counsel of its own choice to advise it in the negotiations for, and in execution of, this Seventh Amendment and the documents to be executed pursuant hereto. Each of the parties further acknowledges that it has read this Seventh Amendment, that it is fully aware of the contents of this Seventh Amendment and its legal effect and that it has not relied upon any advice, representation or warranty of any kind whatsoever from the other party or its counsel.


     SECTION 13.    NOTICES.

          All notices, elections, consents, approvals, demands, objections, requests or other communications which the parties may be required or desire to give pursuant to, under, or by virtue of this Seventh Amendment, the other Seventh Amendment Documents, or in the Loan Documents must be in writing and sent by (a) personal delivery, (b) overnight courier service, (c) certified mail, return receipt requested, postage prepaid, or (d) telecopy or other facsimile transmission (provided that if sent by telecopy or other facsimile transmission, such must also sent by express mail or courier (for next business day delivery)), addressed as follows:


          if to the Borrowers, to it at:

               Cadiz Inc.
               Attn:  Chief Financial Officer
               777 S.  Figueroa Street
               Suite 4250
               Los Angeles, California 90017
               Telephone No.:      213-271-1600
               Facsimile No.:      213 271-1614

          with a copy to:

               Howard Unterberger, Esq.
               Miller & Holguin
               1801 Century Park East
               Seventh Floor
               Los Angeles, CA 90067
               Telephone No.:      310-556-1990
               Facsimile No.:      310-557-2205

          if to the Administrative Agent, to it at:

               ING Capital, LLC
               1325 Avenue of the Americas
               New York, New York  10019
               Attention:  Joan Chiappe, Vice President, Pam Kaye
               and Annette Miller-Lewis and Norma Cruz
               Reference:  Cadiz
               Telephone No.:      646-424-6000
               Facsimile No.:      646- 424 8260

          with a copy to:

               Cadwalader, Wickersham & Taft
               100 Maiden Lane
               New York, New York 10038
               Attention: Michael J. Edelman, Esq.
               Telephone No.: 212-504-6000
               Facsimile No.:      212-504-6666

          if to ING, as a Lender, to it at:

               ING Capital, LLC

               1325 Avenue of the Americas
               New York, New York  10019
               Attention:  Joan Chiappe, Vice President
               Reference:  Cadiz
               Telephone No.:      646-424-6000
               Facsimile No.:      646- 424 8260

          with a copy to:

               Cadwalader, Wickersham & Taft
               100 Maiden Lane
               New York, New York 10038
               Attention: Michael J. Edelman, Esq.
               Telephone No.: 212-504-6000
               Facsimile No.:      212-504-6666

The parties may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this paragraph. A notice or other communication sent in compliance with the provisions of this paragraph shall be deemed given and received on the date it is delivered to the other party by telecopy, personal delivery, overnight courier service, or certified mail.


     SECTION 14. LOAN DOCUMENTS REMAIN BINDING EXCEPT AS EXPRESSLY AMENDED OR MODIFIED BY SEVENTH AMENDMENT DOCUMENTS.

          Except as specifically and expressly provided herein and/or in the other Seventh Amendment Documents, the Loan Documents shall remain unchanged and in full force and effect. Without limiting the obligations of the Borrower under any of the Loan Documents, as amended by the Seventh Amendment Documents, Cadiz agrees to pay or reimburse the Administrative Agent on demand for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Seventh Amendment and the Seventh Amendment Documents.


     SECTION 15.    GOVERNING LAW; DISPUTE RESOLUTION.

     A. THIS SEVENTH AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SEVENTH AMENDMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS SEVENTH AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SEVENTH AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     B. Each of the Borrower and the Administrative Agent and the Lenders submit to and accept the exclusive jurisdiction of any United States federal court sitting in the Central District of California or any other court of appropriate jurisdiction sitting in the County of Los Angeles, City of Los Angeles with respect to any action, suit or proceeding arising out of or based upon this Seventh Amendment or any matter relating hereto and waives any objection it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it. Each of the Borrower and the Administrative Agent and the Lenders agree that service of process in any such action, suit or proceeding may be validly made upon it by certified or registered U.S. Mail, postage prepaid, to the address set forth in Section 13 hereof. Each of the parties hereto waives any right it may have to trial by jury in any proceeding arising out of this Seventh Amendment. The Parties irrevocably agree that, should either Party institute any legal action or proceeding in any jurisdiction (whether for an injunction, specific performance, damages or otherwise) in relation to this Seventh Amendment, no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such action or proceeding shall be claimed by it or on its behalf, any such immunity being hereby irrevocably waived, and each Party irrevocably agrees that it and its assets are, and shall be, subject to such legal action or proceeding in respect of its obligations under this Seventh Amendment.


     SECTION 16.    METHOD OF PAYMENTS.

          All payments made by Borrower to the Administrative Agent on account of the Revolving Loan Obligations shall be made in the lawful currency of the United States of America by wire transfer of immediately available funds to the Administrative Agent in accordance with the wire instructions set forth on Schedule A hereto.


     SECTION 17.    MISCELLANEOUS.

     A. Survival. All representations, warranties, covenants and other provisions made by the parties hereto shall be considered to have been relied upon by the parties hereto and shall survive the execution, performance and delivery of this Seventh Amendment.

     B. Successors and Assigns. This Seventh Amendment and the other Seventh Amendment Documents, including, without limitation, the representations, warranties, covenants and indemnities contained herein or in the other Seventh Amendment Documents, as the case may be, (i) shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and (ii) shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

     C. Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments, and to take all such action, as the other party may reasonably request in order to consummate the transactions and transfers contemplated hereunder and to effectuate the intent and purposes of this Seventh Amendment.

     D. Counterpart Execution; Telecopies. This Seventh Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one agreement binding all of the parties hereto. Transmission by telecopier of an executed counterpart of this Seventh Amendment shall be deemed to constitute due and sufficient delivery of such counterpart, and the parties hereto hereby agree to deliver to each other an original of such counterpart promptly after delivery of the facsimile.

     E.   Amendments; Waivers.

          (1)  No amendment of any provision
of this Seventh Amendment or any other Seventh Amendment Document shall be effective unless it is in writing and signed by the Administrative Agent, the Lenders (as the case may be) and the Borrower and no waiver of any provision of this Seventh Amendment or any other Seventh Amendment Document, nor consent to any departure by the Administrative Agent, the Lenders or the Borrower therefrom, shall be effective unless it is in writing and signed by the party affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (2) No failure on the part of any party to exercise, and no delay in exercising, any right hereunder or under any other Seventh Amendment Document shall operate as a waiver thereof by such party, nor shall any single or partial exercise of any right hereunder or thereunder, as the case may be, preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each party provided herein or in the other Seventh Amendment Documents (x) are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law (except as otherwise expressly set forth herein) and (y) are not conditional or contingent on any attempt by such party to exercise any of its rights under any other related document against the other party or any other entity.

     F. Integration. This Seventh Amendment and the other Seventh Amendment Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written.

     G. Severability. Any provision of this Seventh Amendment that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Seventh Amendment or affecting the validity or enforceability of any provisions of this Seventh Amendment in any other jurisdiction.

     H. Conflict. In the event that any of the terms and provisions of this Seventh Amendment conflicts with any of the terms and provisions of the other Seventh Amendment Documents, the terms and provisions of this Seventh Amendment shall, as between Administrative Agent, the Lenders and Borrower, govern and control.

     I. Costs Borne by Non-Prevailing Party. In the event of any dispute with respect to this Seventh Amendment, the prevailing party shall be entitled to recover from the non-prevailing party all costs and attorneys' fees.

     J. Captions; Paragraph Headings. The captions and paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof.


     IN WITNESS WHEREOF, the Administrative Agent, the Lenders and the Borrower have executed this Seventh Amendment by their duly authorized officers as of the date first set forth above.



                         CADIZ INC., as the Borrower


                         By: /s/ Keith Brackpool
				    --------------------------------------
                         Name: Keith Brackpool
                         Title: CEO


                         CADIZ REAL ESTATE LLC, a  Borrower


                         By: /s/ Richard E. Stoddard
				    --------------------------------------
                         Name: Richard E. Stoddard
                         Title: CEO


                         ING CAPITAL, LLC, as the Administrative
                           Agent and a Lender


                         By: /s/ Geoffrey Arens
	 			    ------------------------------------
                         Name: Geoffry Arens
                         Title:  Managing Director

                             SCHEDULE A:

        WIRE INSTRUCTIONS FOR ING AS THE ADMINISTRATIVE AGENT



                         Chase Manhattan Bank
                         New York, New York
                         ABA No.:  021 000 021
                         Account No.:  9301035763
                         Account Name:  ING Capital
                         Attention:  J. Chiappe
                         Reference:  Cadiz